UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018 (April 6, 2018)
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InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

48 NW 25th Street

Miami, FL 33127
(Address of principal executive offices, including zip code)

(786) 675-5246
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2018, the Compensation Committee of the Board of Directors of InfoSonics Corporation (the “Company”) authorized and approved employment agreements by and between the Company and each of Mr. Mauricio Diaz, the Company’s Chief Executive Officer (the “Diaz Agreement”), and Mr. Vernon A. LoForti, the Company’s Vice President of Corporate Development, Corporate Compliance and Investor Relations (the “LoForti Agreement”), and by and between Cooltech Holding Corp., a subsidiary of the Company (“Cooltech”), and each of Mr. Carlos Felipe Rezk, Cooltech’s and the Company’s Chief Sales and Marketing Officer (the “Rezk Agreement”), Mr. Carlos Alfredo Carrasco, Cooltech’s and the Company’s Chief Financial Officer (the “Carrasco Agreement”), and Mr. Rein Voigt, Cooltech’s and the Company’s Chief Operating Officer (the “Voigt Agreement”).

Under the terms of the Diaz Agreement, which begins April 1, 2018 and expires December 15, 2019, the Company agrees to pay Mr. Diaz an annual base salary of $240,000 and he is eligible to receive an annual performance-based bonus of up to $90,000 based on achievement of financial and performance targets as determined by the Compensation Committee.  Mr. Diaz will also be eligible to receive equity awards from time to time as the Compensation Committee may determine.  Both the bonus and the equity awards will be subject to “clawback rights” as defined in the Diaz Agreement.  If, as also defined in the Diaz Agreement, Mr. Diaz’s employment is terminated during the initial term of the agreement without “cause” (including as a result of death or “disability”) or if he resigns for “good reason,” he will be entitled to a severance payment equal to 12 months of salary, subject to Mr. Diaz’s execution of a general release and waiver of claims against the Company. Under the terms of the Diaz Agreement, Mr. Diaz is also subject to confidentiality, non-competition and non-solicitation restrictions in favor of the Company.

Under the terms of the LoForti Agreement, which is effective March 13, 2018 and has no expiration date, the Company agrees to pay Mr. LoForti an annual base salary of $205,000 and to provide him with an annual discretionary bonus based on achievement of specific goals and objectives to be established by the Compensation Committee.  If, as defined in the LoForti Agreement, Mr. LoForti’s employment is terminated without “cause” or if he resigns for “good reason,” he will be entitled to receive as severance, payments of his base salary for 3 months, conditioned upon the execution by Mr. LoForti within 45 days of the termination date, of a general release and waiver of claims against the Company (plus severance benefits to which Mr. LoForti was entitled to under the terms of his prior employment with the Company). Under the terms of the LoForti Agreement, Mr. LoForti is also subject to confidentiality restrictions in favor of the Company.

Under the terms of the Rezk Agreement, which begins April 1, 2018 and expires December 15, 2019, Cooltech agrees to pay Mr. Rezk an annual base salary of $240,000 and he is eligible to receive an annual performance-based bonus of up to $90,000 based on achievement of financial and performance targets as determined by the Compensation Committee.  Mr. Rezk will also be eligible to receive equity awards from time to time as the Compensation Committee may determine.  Both the bonus and the equity awards will be subject to “clawback rights” as defined in the Rezk Agreement.  If, as also defined in the Rezk Agreement, Mr. Rezk’s employment is terminated during the initial term of the agreement without “cause” (including as a result of death or “disability”) or if he resigns for “good reason,” he will be entitled to a severance payment equal to 12 months of salary, subject to Mr. Rezk’s execution of a general release and waiver of claims against the Company. Under the terms of the Rezk Agreement, Mr. Rezk is also subject to confidentiality, non-competition and non-solicitation restrictions in favor of the Company.

Under the terms of the Carrasco Agreement, which begins April 1, 2018 and expires April 1, 2021, the Company agrees to pay Mr. Carrasco an annual base salary of $180,000 and he is eligible to receive an annual performance-based bonus of up to $54,000 based on achievement of financial and performance targets as determined by the Compensation Committee.  Mr. Carrasco will also be eligible to receive equity awards from time to time as the Compensation Committee may determine.  Both the bonus and the equity awards will be subject to “clawback rights” as defined in the Carrasco Agreement.  If, as also defined in the Carrasco Agreement, Mr. Carrasco’s employment is terminated during the initial term of the agreement without “cause” (including as a result of death or “disability”) or if he resigns for “good reason,” he will be entitled to a severance payment equal to 12 months of salary, subject to Mr. Carrasco’s execution of a general release and waiver of claims against the

Company. Under the terms of the Carrasco Agreement, Mr. Carrasco is also subject to confidentiality, non-competition and non-solicitation restrictions in favor of the Company.

Under the terms of the Voigt Agreement, which begins April 1, 2018 and expires April 1, 2021, the Company agrees to pay Mr. Voigt an annual base salary of $180,000 and he is eligible to receive an annual performance-based bonus of up to $54,000 based on achievement of financial and performance targets as determined by the Compensation Committee.  Mr. Voigt will also be eligible to receive equity awards from time to time as the Compensation Committee may determine.  Both the bonus and the equity awards will be subject to “clawback rights” as defined in the Voigt Agreement.  If, as also defined in the Voigt Agreement, Mr. Voigt’s employment is terminated during the initial term of the agreement without “cause” (including as a result of death or “disability”) or if he resigns for “good reason,” he will be entitled to a severance payment equal to 9 months of salary, subject to Mr. Voigt’s execution of a general release and waiver of claims against the Company. Under the terms of the Voigt Agreement, Mr. Voigt is also subject to confidentiality, non-competition and non-solicitation restrictions in favor of the Company.

Copies of the employment agreements are attached as Exhibits 10.1 through 10.5 to this Current Report and are incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between InfoSonics Corporation and Mauricio Diaz, effective as of April 1, 2018.
10.2	Employment Agreement between InfoSonics Corporation and Vernon A. LoForti, effective as of March 13, 2018.
10.3	Employment Agreement between Cooltech Holding Corp. and Carlos Felipe Rezk, effective as of April 1, 2018.
10.4	Employment Agreement between Cooltech Holding Corp. and Carlos Alfredo Carrasco, effective as of April 1, 2018.
10.5	Employment Agreement between Cooltech Holding Corp. and Rein Voigt, effective as of April 1, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date:	April 9, 2018	By:	/s/ Alfredo Carrasco
Alfredo Carrasco
Chief Financial Officer